SHARE PURCHASE AGREEMENT

AGREEMENT made as of the 18th day of February, 2009, by and between: **Ming Xu** with an address at 9595 Wilshire Blvd. #900, Beverly Hills, CA, 90212 ("**SELLER**"); and **Hollis Liu** with an address at 1875 Century Park East, Suite 700, LA, CA90067 (**"PURCHASER"**).

RECITALS:

FIRST, **SELLER** is the record owner and holder of 2,000,000 shares of common stock of China Environment Holdings Inc., a Delaware corporation ("CEHI"), which Corporation has 2,000,000 shares of common stock, issued and outstanding as of the date of this Agreement.

SECOND, Purchaser desires to purchase all 2,000,000 of the Shares from Seller, which constitutes 100% of the Corporation's issued and outstanding shares as of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.0 Transfer of Shares.

SELLER hereby transfers and delivers 2,000,000 of his issued and outstanding shares in CEHI to **PURCHASER** in consideration of PAYMENT AGREEMENT. Ming Xu as the **SELLER** will immediately forward the 2,000,000 CEHI shares to **PURCHASER** from the date of signed on this SHARE PURCHASE AGREEMENT.

2.0 Representations and Warranties of SELLER.

SELLER hereby represents and warrants to **PURCHASER** that:

2.1 **Authority.**

SELLER has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by **SELLER** and constitutes a valid and binding instrument, enforceable in accordance with its terms.

2.2 **Resignation.**

SELLER represents that he is the sole shareholder of CEHI and that **PURCHASER** is purchasing all of the issued and outstanding shares of CEHI. **SELLER** hereby agrees that upon receipt of the consideration set forth above, he is relinquishing all interest in the 2,000,000 shares of CEHI stock. In addition, upon execution of this agreement, **SELLER** shall resign as the sole officer and director of CEHI.

2.3 **Compliance with Other Instruments.**

The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which

SELLER is a party or by which **SELLER** is bound.

2.4 **Title to SELLER'S shares in CEHI.**

SELLER is the sole legal and beneficial owner of its shares in CEHI and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

2.5 **No Claims; Indemnity.**

There are currently no claims or lawsuits threatened or pending against CEHI or **SELLER** as the owner of the CEHI shares, and **SELLER** is unaware of any conditions or circumstances that would lead to or justify the filing of any claim or lawsuit. If, after the consummation of this transaction and the transfer of the CEHI shares from **SELLER** to **PURCHASER** any claim or lawsuit shall be filed against CEHI or **PURCHASER** (as the owner of the CEHI shares), arising out of any circumstances whatsoever prior to transfer of the shares, **SELLER** shall defend, indemnify and hold **PURCHASER** harmless from and against any and all such claims or lawsuits or any awards or judgments granted thereunder.

3.0 Representations and Warranties of PURCHASER.

PURCHASER hereby unconditionally represents and warrants to **SELLER** that:

3.1 **Authority.**

PURCHASER has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

3.2 **Compliance with Other Instruments.**

The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which **PURCHASER** is a party or by which **PURCHASER** is bound.

(i) At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising; and,

(ii) Purchaser is purchasing the Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

(iii) The Purchaser is an "accredited investor" as defined under Rule 501 under the Securities Act.

(iv) Rule 144 Restriction. **PURCHASER** hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

4.0 **Notices.**

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Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

5.0 **Governing Law.**

This Agreement shall be interpreted and governed in accordance with the laws of the State of California.

6.0 **Severability.**

In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

7.0 **Entire Agreement.**

This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

8.0 **Invalidity.**

If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, Paragraph, section or part of this Agreement.

9.0 **Gender and Number.**

Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

10.0 **Amendments.**

No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

11.0 **No Assignments.**

Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

12.0. **Waiver of Counsel.**

PURCHASER and **SELLER** hereby acknowledge that they have the right to obtain legal counsel for this transaction. Notwithstanding same, they hereby waive their rights to such legal counsel. CEHI It has drafted this agreement for convenience purposes only.

13.0 **DOCUMENTS.**

Seller and Purchaser agree, at any time, to execute, and acknowledge where appropriate, and to deliver any and all documents/instruments, and take such further action,

which may necessary to carry out the terms, conditions, purpose and intentions of this Agreement. This paragraph shall survive the Closing.

14.0 **EXCLUSIVE AGREEMENT; AMENDMENT.**

This Agreement supersedes all prior agreements or understandings among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

15.0 **FACSIMILE SIGNATURES.**

Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

WITNESS

____

SELLER:

By: ______________________

Ming Xu

ATTEST

______________________ 2/18/09

David Liu

PURCHASER:

By: ______________________

Hollis Liu